UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                            FORM N-CSR


      CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                       INVESTMENT COMPANIES


Investment Company Act file number 811-08699
                                   811-10019

Name of Fund:  Merrill Lynch U.S. High Yield Fund, Inc.
               Master U.S. High Yield Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief
     Executive Officer, Merrill Lynch U.S. High Yield Fund, Inc. and Master U.S. High Yield Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/05

Date of reporting period: 04/01/04 - 03/31/05

Item 1 -   Report to Stockholders


Merrill Lynch
U.S. High Yield Fund, Inc.


Annual Report
March 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus.
Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch U.S. High Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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A Letter From the President


Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of March 31, 2005                                      6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 6.88%        + 6.69%
Small-cap U.S. equities (Russell 2000 Index)                            + 8.00         + 5.41
International equities (MSCI Europe Australasia Far East Index)         +15.13         +15.06
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 0.47         + 1.15
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 1.21         + 2.67
High yield bonds (Credit Suisse First Boston High Yield Index)          + 3.39         + 7.84

The U.S. economy continued to show resilience in the face of the Federal Reserve Board's (the Fed's) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program brought the federal funds rate to 2.75% by period-end as the central bank continued its campaign to combat emergent inflation.

In fact, business costs have been rising, which is beginning to put pressure on corporate profit margins. Consumer prices have been moving up as well, particularly in the areas of gasoline prices, healthcare costs, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in the first quarter of 2005. On the positive side, corporations have been accelerating their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown later this year. International equities, especially in Asia, have benefited from higher economic growth rates. China, in particular, recorded growth of more than 9% in 2004.

In the bond market, long-term interest rates finally began to inch higher while significant increases have been recorded on the short end. This resulted in a flattening of the yield curve throughout much of the current reporting period. At March 31, 2005, the two-year Treasury note yielded 3.80% and the 10-year note yielded 4.50%, a difference of 70 basis points (.70%). This compared to a spread of 151 basis points six months earlier and 226 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director/Trustee



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005



We are pleased to present to you

Merrill Lynch U.S. High Yield Fund, Inc.

B. Daniel Evans has been Vice President and Senior Portfolio Manager of the Fund since 2001. Mr. Evans has been a Managing Director of Merrill Lynch Investment Managers since 2004 and was a Director thereof from 2000 to 2004 and a Vice President from 1995 to 2000.
He received a bachelor's degree from the Georgia Institute of Technology and an MBA from Georgia State University. He is founder and life member of the Fixed Income Analysts Society.


Dan Evans
Senior Portfolio Manager


Table of Contents                                                      Page

A Letter From the President                                               2
A Discussion With Your Fund's Portfolio Manager                           4
Portfolio Information                                                     6
Performance Data                                                          7
Disclosure of Expenses                                                   11
Fund Financial Statements                                                12
Fund Financial Highlights                                                15
Fund Notes to Financial Statements                                       20
Important Tax Information                                                23
Master Schedule of Investments                                           24
Master Financial Statements                                              31
Master Financial Highlights                                              33
Master Notes to Financial Statements                                     34
Report of Independent Registered Public Accounting Firm             23 & 37
Disclosure of Investment Advisory Agreement                              38
Officers and Directors/Trustees                                          40



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005



A Discussion With Your Fund's Portfolio Manager


We believe the Fund is positioned to provide competitive fixed income returns, and expect that patience will be important as the credit markets - and the high yield market in particular - remain quite volatile.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended March 31, 2005, Merrill Lynch U.S. High Yield Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +6.50%, +5.96%, +5.90%, +6.77% and
+6.41%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 7 - 10 of this report to shareholders.) For the same period, the benchmark Credit Suisse First Boston (CSFB) High Yield Index returned +7.84% and the Lipper High Current Yield Funds category posted an average return of +6.30%. (Funds in this Lipper category aim for high relative current yield from fixed income securities. There are no quality or maturity restrictions and the funds tend to invest in lower-grade debt issues.)

Fund returns essentially paced the Lipper category average but lagged the benchmark CSFB High Yield Index for the 12-month period. Performance was highly competitive for the majority of the fiscal year, but was hampered in the last three months as investors became increasingly cautious and our high-beta strategy negatively impacted results. Returns also were penalized by security selection, as certain CCC-rated holdings came under selling pressure.

Throughout the year, we were positioned for rising interest rates. Since June 2004, the Federal Reserve Board (the Fed) has increased the federal funds rate 25 basis points (.25%) at seven consecutive meetings, bringing the target short-term interest rate from a historic low of 1% to 2.75% by period-end. While yields on the short end of the Treasury yield curve moved in concert with the Fed rate hikes, yields on the long end of the curve remained stubbornly low, reflecting market technicals and resulting in a flattening of the yield curve. The declining long-term yields disproportionately affected the higher-quality sectors of the high yield market because of these securities' positive correlation with Treasury securities. We had reduced exposure to this segment of the market in favor of less correlated assets. In fact, it was the higher-beta, less-correlated credits that performed strongly in November and December and contributed to Fund performance in the fourth quarter and calendar year 2004. These same credits moved lower in the early months of 2005 as the market grew more cautious and became increasingly risk averse.

In terms of security selection, we had disappointing results from our holdings in food and tobacco, paper, manufacturing, U.S. cable and utilities. Nevertheless, holdings in the energy - other and information technology sectors contributed positively to Fund performance. Our selective participation in the new-issue calendar also provided some favorable attribution over the past year. Offering yields generally moved higher during March as the market declined.


Describe conditions in the high yield market during the period.

The high yield market, as measured by the CSFB High Yield Index, closed out 2004 with a return of +11.95%. Coming off of a strong calendar year, the high yield market momentum slowed entering 2005, peaking in March and recording a year-to-date return of -1.11% as of March 31, 2005. A confluence of negative factors weighed on the market, leading to a sharp correction. These factors included weak Treasury and equity markets, heavy outflows from high yield mutual funds and rising oil prices. Investors also appeared to heed the warning issued by the Fed at the December Federal Open Market Committee meeting. At that time, the Fed addressed the idea of potentially excessive risk-taking in financial markets evidenced by, among other things, quite narrow credit spreads. In March, the spread between high yield and 10-year Treasury securities widened by 66 basis points to 373 basis points. This compared to 307 basis points at February month-end, the lowest end-of-month spread measured by the CSFB High Yield Index since it was initiated in January 1986. The previous month-end record for a tight spread was 315 basis points in February 1997.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005



High yield bond issuance in 2004 totaled $131 billion, slightly down from $133 billion in calendar year 2003. The new-issue calendar has remained active, but slower, so far in 2005. In the first quarter, the new-issue market recorded total issuance of $31.3 billion comprised of 120 transactions, compared to $43.2 billion in 173 transactions in the first quarter of 2004. As measured by Moody's, the default rate by high yield corporate borrowers has declined sharply from an 8.5% rate at year-end 2002 to 2% by September 2004. While calendar year 2002 saw the highest default rate ever, calendar year 2004 saw the lowest since 1997, according to CSFB.


What changes were made to the portfolio during the year?

Turnover was fairly active throughout the fiscal year. We eliminated or trimmed from the portfolio positions that we believe realized their potential, while also weeding out holdings that did not, in our view, qualify for continued inclusion.

We increased the Trust's cash position in February 2005 in anticipation of market weakness. The goal is to have the cash available to take advantage of market opportunities as they present themselves. We look to buy securities when the market is ignoring their intrinsic value and they are oversold. This is where we are able to achieve incremental return for the Fund. We believe one such opportunity is emerging in the auto sector, an area that has been highly unpopular in recent months due to negative news and an increasingly bearish outlook for the major domestic automakers.

Our participation in the new-issue market provided additional yield opportunities for the Trust. We will continue to carefully review the new-issue calendar for compelling opportunities, and intend to participate selectively as we identify value.


How would you characterize the Trust's position at the close of the period?

We believe the Trust is positioned to perform well relative to similar maturity Treasury issues in calendar year 2005, although we do not expect the high yield asset class to deliver the double-digit return that it did in calendar year 2004. We expect the economy will continue its growth through the calendar year (although at a more modest pace), which should support the fundamentals of high yield issuers. In our view, companies can take advantage of this environment by improving their liquidity and capital structures and, consequently, their creditworthiness. We also expect high levels of activity in mergers and acquisitions and leveraged buyouts, which will have mixed credit impact, but add measurably to overall activity.

Our strategy is to continue repositioning the portfolio, focusing on the single-B sector and issues with liquidity. We believe the high yield sector will produce a highly competitive total return in 2005, but expect the market may experience considerable volatility along the way, such as we have seen in the early months of this year. We plan to concentrate on the segment of the market that we believe will be less susceptible to price/yield pressure from Treasury and high-grade corporate issues, and intend to look for and invest in those issues and sectors that we believe offer incremental value. Volatility of returns is expected, and investor patience will be key in this environment.

Based on the expectation for rising interest rates and market volatility, we believe it is appropriate to carry a cash position of 5% - 10% of net assets, depending on our view of the market, and will continue to be short Treasury futures to offset market weakness associated with anticipated increases in Treasury yields.


B. Daniel Evans
Vice President and Portfolio Manager

April 26, 2005



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Portfolio Information
                                                                                                                 Percent of
As of March 31, 2005                                                                                             Net Assets
Ten Largest Corporate Bond Holdings

Calpine Corp.*               Calpine continues to be impacted by a weak power market and a slower-than-expected recovery in spark spreads. Liquidity in the immediate term should not be an issue if management is able to successfully carry out its asset monetization program.
                             However, any significant delay in this process may severely impact management's
                             ability to meet its debt obligations as early as 2006.                                    3.2%

Alpharma, Inc.*              Alpharma, a specialty pharmaceuticals manufacturer, has been negatively impacted by weakness in its generic pharmaceutical business and issues related to two of its manufacturing facilities. Despite these challenges, the company has been able to generate solid free cash flow and reduce bank debt. If the company is able to continue to get approval for its ANDA applications, reduce costs and focus on continued working capital management, the credit profile should gradually stabilize
                             over the next 18 months.                                                                  2.0

Commonwealth Brands, Inc.*   Commonwealth Brands is a low-cost manufacturer of cigarettes, including USA Gold,
                             Bull Durham, Malibu and Montclair brands.                                                 1.9

Charter Communications*      Charter Communications is the fourth largest cable operator in the United States, controlled by Paul Allen. Larger systems include areas of Los Angeles and St. Louis,
                             but for the most part Charter is a rural cable provider.                                  1.7

PolyOne Corp.*               PolyOne is a leading producer of plastic compounds used to manufacture plastic consumer goods, building materials and a variety of industrial goods. PolyOne has sold assets, reduced costs and improved earnings and cash flow, resulting in a significantly improved credit profile. While PolyOne has benefited from improved manufacturing activity in 2004, a significant portion of the earnings improvement
                             is attributable to cost cutting measures.                                                 1.6

Metaldyne Corp.              Metaldyne is a manufacturer of highly engineered metal components, modules and systems for the worldwide automotive market. Metaldyne's products are used primarily for vehicle transmission, engine and chassis applications. The company has been negatively impacted of late by significant reductions in Big 3 OEM vehicle production and higher raw material costs, but to date continues to perform better than many auto parts suppliers in a very difficult environment due largely to strong operational performance, successful integration of the Whitecastle plant acquisition and heavy
                             exposure to strong selling Chrysler vehicles.                                             1.5

Granite Broadcasting Corp.   Granite is a TV broadcaster with eight network affiliated stations. They have three small-to-middle market NBCs, two ABCs and one CBS. The company also has two major market WB stations (Detroit and San Francisco). Granite's strategy is to sell its two unprofitable WB stations and buy another major network news-oriented station to
                             create a duopoly in an existing market.                                                   1.4

Star Gas Partners LP         Star Gas is a leading heating oil distributor. Star Gas public equity and bonds traded lower on the company's announcement that customer losses as a result of poor service and high heating oil prices will lead to the elimination of cash distributions to partnership equity investors. The partnership's Chief Executive Officer (CEO) has stepped down and cash flow is expected to be negatively impacted this season by customer attrition, conservation due to high oil prices and slightly warmer-than-normal winter weather. The new CEO is expected to take action to address the partnership's
                             cost structure, which is now too high for lower sales volumes.                            1.4

OMNOVA Solutions Inc.        High petroleum-based raw material costs have pressured earnings over the past year.
                             However, in the most recent quarter ended February 28, 2005, Omnova was successful at increasing prices sufficiently to more than offset higher costs. This trend is expected to continue in the near term. Omnova is a leading U.S. producer of SB Latex, which is used to coat paper and adhere carpet fiber to its backing. Omnova also produces decorative products for the office, hotel and institutional refurbishment
                             markets.                                                                                  1.3

Advanced Micro Devices, Inc. Advanced Micro Devices (AMD) is a microprocessor producer for computers and network servers. It also makes flash memory devices used in many hand held consumer products.
                             AMD is based in the United States, but manufactures and sells its products throughout
                             the world.                                                                                1.3

* Includes combined holdings and/or affiliates.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005



Portfolio Information (concluded)


As of March 31, 2005


Quality Ratings by                            Percent of
S&P/Moody's                            Total Investments

BBB/Baa                                            2.2%
BB/Ba                                              5.5
B/B                                               59.7
CCC/Caa                                           18.0
CC/Ca                                              0.4
NR (Not Rated)                                     3.6
Other*                                            10.6

* Includes portfolio holdings in common stocks, preferred stocks, warrants, other interests and short-term investments.


                                              Percent of
Five Largest Industries*                      Net Assets

Manufacturing                                      7.5%
Food/Tobacco                                       7.0
Utility                                            6.9
Chemicals                                          5.8
Packaging                                          5.1

* For Trust compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These classes of shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% per year. In addition, Class C
Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005



Performance Data (continued)

Recent Performance Results

                                                        6-Month         12-Month     Since Inception    Standardized
As of March 31, 2005                                  Total Return    Total Return     Total Return     30-day Yield
ML U.S. High Yield Fund, Inc. Class A Shares*            +3.01%          +6.50%           +24.78%           6.49%
ML U.S. High Yield Fund, Inc. Class B Shares*            +2.75           +5.96            +20.45            6.23
ML U.S. High Yield Fund, Inc. Class C Shares*            +2.72           +5.90            +20.04            6.18
ML U.S. High Yield Fund, Inc. Class I Shares*            +3.14           +6.77            +26.96            6.74
ML U.S. High Yield Fund, Inc. Class R Shares*            +3.04           +6.41            +23.76            6.50
CSFB High Yield Index**                                  +3.39           +7.84            +46.16             --
Merrill Lynch High Yield Master Index***                 +2.96           +6.79            +42.95             --
Ten-Year U.S. Treasury Securities****                    -1.00           -1.05            +46.27             --

   * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Since inception total return is from 5/01/98.

  ** This unmanaged market-weighted Index mirrors the high-yield debt market of securities rated BBB or lower.
     Since inception total return is from 5/31/98.

 *** This unmanaged market-weighted Index mirrors the high-yield debt market of securities rated BBB or lower.
     Since inception total return is from 5/01/98.

**** Since inception total return is from 5/01/98.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class B Shares

A line graph illustrating the growth of a $10,000 investment in ML U.S. High Yield Fund, Inc.++ Class A and Class B Shares* compared to a similar investment in Credit Suisse First Boston High Yield
Index++++. Values illustrated are as follows:


ML U.S. High Yield Fund, Inc.++
Class A Shares*

Date                              Value

5/1/1998**                      $ 9,600.00
March 1999                      $ 9,819.00
March 2000                      $ 9,595.00
March 2001                      $ 9,015.00
March 2002                      $ 8,863.00
March 2003                      $ 9,190.00
March 2004                      $11,248.00
March 2005                      $11,979.00


ML U.S. High Yield Fund, Inc.++
Class B Shares*

Date                              Value

5/1/1998**                      $10,000.00
March 1999                      $10,180.00
March 2000                      $ 9,898.00
March 2001                      $ 9,252.00
March 2002                      $ 9,049.00
March 2003                      $ 9,335.00
March 2004                      $11,368.00
March 2005                      $12,045.00


Credit Suisse First Boston High Yield Index++++

Date                              Value

5/1/1998**                      $10,000.00
March 1999                      $ 9,808.00
March 2000                      $ 9,852.00
March 2001                      $ 9,927.00
March 2002                      $10,261.00
March 2003                      $11,032.00
March 2004                      $13,554.00
March 2005                      $14,616.00

   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ The Fund invests all of its assets in Master U.S. High Yield
     Trust. The Trust invests primarily in a diversified portfolio of corporate fixed income securities that are rated in the lower rating categories of the established rating services (BBB/Baa or lower).

++++ This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of securities rated BBB or below. The starting date for the Index in the graph is from 5/31/98.

     Past performance is not predictive of future results.



Average Annual Total Return

                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 3/31/05                   +6.50%           +2.24%
Five Years Ended 3/31/05                 +4.52            +3.67
Inception (5/01/98)
through 3/31/05                          +3.25            +2.65

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 3/31/05                   +5.96%           +2.00%
Five Years Ended 3/31/05                 +3.99            +3.72
Inception (5/01/98)
through 3/31/05                          +2.73            +2.73

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class C, Class I & Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML U.S. High Yield Fund, Inc.++ Class C, Class I and Class R Shares* compared to a similar investment in Credit Suisse First Boston High Yield Index++++. Values illustrated are as follows:


ML U.S. High Yield Fund, Inc.++
Class C Shares*

Date                              Value

5/1/1998**                      $10,000.00
March 1999                      $10,175.00
March 2000                      $ 9,888.00
March 2001                      $ 9,238.00
March 2002                      $ 9,031.00
March 2003                      $ 9,313.00
March 2004                      $11,335.00
March 2005                      $12,004.00


ML U.S. High Yield Fund, Inc.++
Class I Shares*

Date                              Value

5/1/1998**                      $ 9,600.00
March 1999                      $ 9,841.00
March 2000                      $ 9,642.00
March 2001                      $ 9,082.00
March 2002                      $ 8,951.00
March 2003                      $ 9,305.00
March 2004                      $11,416.00
March 2005                      $12,188.00


ML U.S. High Yield Fund, Inc.++
Class R Shares*

Date                              Value

5/1/1998**                      $10,000.00
March 1999                      $10,204.00
March 2000                      $ 9,948.00
March 2001                      $ 9,323.00
March 2002                      $ 9,143.00
March 2003                      $ 9,477.00
March 2004                      $11,631.00
March 2005                      $12,376.00


Credit Suisse First Boston High Yield Index++++

Date                              Value

5/1/1998**                      $10,000.00
March 1999                      $ 9,808.00
March 2000                      $ 9,852.00
March 2001                      $ 9,927.00
March 2002                      $10,261.00
March 2003                      $11,032.00
March 2004                      $13,554.00
March 2005                      $14,616.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ The Fund invests all of its assets in Master U.S. High Yield
     Trust. The Trust invests primarily in a diversified portfolio of corporate fixed income securities that are rated in the lower rating categories of the established rating services (BBB/Baa or lower).

++++ This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of securities rated BBB or below. The starting date for the Index in the graph is from 5/31/98.

     Past performance is not predictive of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 3/31/05                   +5.90%           +4.91%
Five Years Ended 3/31/05                 +3.94            +3.94
Inception (5/01/98)
through 3/31/05                          +2.68            +2.68

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 3/31/05                   +6.77%           +2.50%
Five Years Ended 3/31/05                 +4.79            +3.93
Inception (5/01/98)
through 3/31/05                          +3.51            +2.90

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.


Class R Shares                                            Return

One Year Ended 3/31/05                                    +6.41%
Five Years Ended 3/31/05                                  +4.45
Inception (5/01/98)
through 3/31/05                                           +3.13



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2004 and held through March 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                                  Expenses Paid
                                                              Beginning           Ending        During the Period*
                                                            Account Value     Account Value     October 1, 2004 to
                                                              October 1,        March 31,           March 31,
                                                                 2004              2005                2005
Actual

Class A                                                         $1,000          $1,030.10             $5.42
Class B                                                         $1,000          $1,027.50             $8.04
Class C                                                         $1,000          $1,027.20             $8.29
Class I                                                         $1,000          $1,031.40             $4.15
Class R                                                         $1,000          $1,030.40             $6.68

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000          $1,019.60             $5.39
Class B                                                         $1,000          $1,017.00             $8.00
Class C                                                         $1,000          $1,016.75             $8.25
Class I                                                         $1,000          $1,020.84             $4.13
Class R                                                         $1,000          $1,018.35             $6.64

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.07% for Class A, 1.59% for Class B, 1.64% for Class C, .82% for Class I and 1.32% for Class R),
   multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Statement of Assets and Liabilities                                                Merrill Lynch U.S. High Yield Fund, Inc.

As of March 31, 2005
Assets

           Investment in Master U.S. High Yield Trust (the "Trust"), at value
           (identified cost--$426,990,232)                                                                  $   407,699,399
           Prepaid expenses                                                                                          66,169
                                                                                                            ---------------
           Total assets                                                                                         407,765,568
                                                                                                            ---------------

Liabilities

           Payables:
               Dividends to shareholders                                                  $       747,662
               Distributor                                                                        200,961
               Other affiliates                                                                   142,729
               Administrator                                                                       72,989         1,164,341
                                                                                          ---------------
           Accrued expenses                                                                                          50,719
                                                                                                            ---------------
           Total liabilities                                                                                      1,215,060
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   406,550,508
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                    $       799,390
           Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          3,060,533
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          1,191,530
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          1,245,261
           Class R Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                             42,839
           Paid-in capital in excess of par                                                                     647,689,090
           Undistributed investment income--net                                           $       452,184
           Accumulated realized capital losses allocated from the Trust--net                (228,639,486)
           Unrealized depreciation allocated from the Trust--net                             (19,290,833)
                                                                                          ---------------
           Total accumulated losses--net                                                                      (247,478,135)
                                                                                                            ---------------
           Net Assets                                                                                       $   406,550,508
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $51,272,628 and 7,993,895 shares outstanding                     $          6.41
                                                                                                            ===============
           Class B--Based on net assets of $196,271,104 and 30,605,326 shares outstanding                   $          6.41
                                                                                                            ===============
           Class C--Based on net assets of $76,408,273 and 11,915,303 shares outstanding                    $          6.41
                                                                                                            ===============
           Class I--Based on net assets of $79,849,743 and 12,452,610 shares outstanding                    $          6.41
                                                                                                            ===============
           Class R--Based on net assets of $2,748,760 and 428,386 shares outstanding                        $          6.42
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Statement of Operations                                                            Merrill Lynch U.S. High Yield Fund, Inc.

For the Year Ended March 31, 2005
Investment Income

           Net investment income allocated from the Trust:
               Interest (including $748,439 from affiliates)                                                $    37,689,419
               Dividends                                                                                            792,383
               Other                                                                                                540,466
               Expenses                                                                                         (2,025,096)
                                                                                                            ---------------
           Total income                                                                                          36,997,172
                                                                                                            ---------------

Expenses

           Account maintenance and distribution fees--Class B                             $     1,792,823
           Administration fees                                                                  1,166,368
           Account maintenance and distribution fees--Class C                                     723,070
           Transfer agent fees--Class B                                                           247,586
           Account maintenance fees--Class A                                                      169,693
           Transfer agent fees--Class C                                                            94,120
           Registration fees                                                                       86,763
           Printing and shareholder reports                                                        66,183
           Transfer agent fees--Class I                                                            60,205
           Transfer agent fees--Class A                                                            59,972
           Professional fees                                                                       32,833
           Account maintenance and distribution fees--Class R                                       7,631
           Transfer agent fees--Class R                                                             1,373
           Other                                                                                   33,013
                                                                                          ---------------
           Total expenses                                                                                         4,541,633
                                                                                                            ---------------
           Investment income--net                                                                                32,455,539
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) Allocated from the Trust--Net

           Realized loss allocated from the Trust on:
               Investments--net                                                              (12,819,874)
               Futures contracts and swaps--net                                                 (243,418)      (13,063,292)
                                                                                          ---------------
           Change in unrealized appreciation/depreciation--net                                                    9,406,051
                                                                                                            ---------------
           Total realized and unrealized loss--net                                                              (3,657,241)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    28,798,298
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Statements of Changes in Net Assets                                                Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                               For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                               2005               2004
Operations

           Investment income--net                                                         $    32,455,539   $    40,107,177
           Realized loss--net                                                                (13,063,292)      (29,762,931)
           Change in unrealized appreciation/depreciation--net                                  9,406,051        95,004,168
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                28,798,298       105,348,414
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                        (5,021,265)       (6,236,295)
               Class B                                                                       (16,456,450)      (22,924,562)
               Class C                                                                        (6,178,868)       (8,212,068)
               Class I                                                                        (5,189,179)       (5,252,473)
               Class R                                                                          (110,242)           (5,002)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders               (32,956,004)      (42,630,400)
                                                                                          ---------------   ---------------

Capital Stock Transactions

           Net decrease in net assets derived from capital share transactions               (100,791,305)      (26,695,960)
                                                                                          ---------------   ---------------

Redemption Fees

           Redemption fees                                                                          2,882                --
                                                                                          ---------------   ---------------

Net Assets

           Total increase (decrease) in net assets                                          (104,946,129)        36,022,054
           Beginning of year                                                                  511,496,637       475,474,583
                                                                                          ---------------   ---------------
           End of year*                                                                   $   406,550,508   $   511,496,637
                                                                                          ===============   ===============
             * Undistributed investment income--net                                       $       452,184   $     2,893,556
                                                                                          ===============   ===============

               See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Financial Highlights                                                               Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                         Class A

The following per share data and ratios have been derived                      For the Year Ended March 31,
from information provided in the financial statements.           2005         2004         2003         2002       2001++++
Per Share Operating Performance

           Net asset value, beginning of year                $     6.48   $     5.75   $     6.11   $     6.89   $     8.26
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                  .48*         .50*         .56*         .67*          .93
           Realized and unrealized gain (loss)--net               (.07)          .76        (.37)        (.80)       (1.37)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .41         1.26          .19        (.13)        (.44)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends:
               Investment income--net                             (.48)        (.53)        (.55)        (.65)        (.92)
               In excess of investment income--net                   --           --           --           --        (.01)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends                                        (.48)        (.53)        (.55)        (.65)        (.93)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     6.41   $     6.48   $     5.75   $     6.11   $     6.89
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                     6.50%       22.40%        3.70%      (1.71%)      (6.08%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses++                                             1.07%        1.05%        1.08%        1.06%        1.01%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 7.29%        7.88%        9.73%       10.71%       11.56%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $   51,273   $   75,425   $   61,749   $   78,704   $   76,904
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover of the Trust                       75.09%      119.94%       81.87%       48.56%       30.71%
                                                             ==========   ==========   ==========   ==========   ==========

             * Based on average shares outstanding.

            ** Total investment returns exclude the effects of sales charges.

            ++ Includes the Fund's share of the Trust's allocated expenses.

          ++++ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder"
               fund that seeks to achieve its investment objective by investing all of its assets in the
               Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Financial Highlights (continued)                                                   Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                         Class B

The following per share data and ratios have been derived                      For the Year Ended March 31,
from information provided in the financial statements.           2005         2004         2003         2002       2001++++
Per Share Operating Performance

           Net asset value, beginning of year                $     6.48   $     5.75   $     6.11   $     6.89   $     8.26
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                  .44*         .47*         .52*         .65*          .89
           Realized and unrealized gain (loss)--net               (.06)          .76        (.36)        (.81)       (1.37)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .38         1.23          .16        (.16)        (.48)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends:
               Investment income--net                             (.45)        (.50)        (.52)        (.62)        (.88)
               In excess of investment income--net                   --           --           --           --        (.01)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends                                        (.45)        (.50)        (.52)        (.62)        (.89)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     6.41   $     6.48   $     5.75   $     6.11   $     6.89
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                     5.96%       21.78%        3.17%      (2.21%)      (6.56%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses++                                             1.58%        1.57%        1.60%        1.58%        1.52%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 6.78%        7.39%        9.31%       10.29%       11.11%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  196,271   $  273,471   $  275,334   $  334,584   $  373,545
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover of the Trust                       75.09%      119.94%       81.87%       48.56%       30.71%
                                                             ==========   ==========   ==========   ==========   ==========

             * Based on average shares outstanding.

            ** Total investment returns exclude the effects of sales charges.

            ++ Includes the Fund's share of the Trust's allocated expenses.

          ++++ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder"
               fund that seeks to achieve its investment objective by investing all of its assets in the
               Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Financial Highlights (continued)                                                   Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                         Class C

The following per share data and ratios have been derived                      For the Year Ended March 31,
from information provided in the financial statements.           2005         2004         2003         2002       2001++++
Per Share Operating Performance

           Net asset value, beginning of year                $     6.48   $     5.75   $     6.11   $     6.89   $     8.26
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                  .44*         .46*         .52*         .65*          .89
           Realized and unrealized gain (loss)--net               (.06)          .76        (.37)        (.81)       (1.37)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .38         1.22          .15        (.16)        (.48)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends:
               Investment income--net                             (.45)        (.49)        (.51)        (.62)        (.88)
               In excess of investment income--net                   --           --           --           --        (.01)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends                                        (.45)        (.49)        (.51)        (.62)        (.89)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     6.41   $     6.48   $     5.75   $     6.11   $     6.89
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                     5.90%       21.73%        3.12%      (2.26%)      (6.61%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses++                                             1.64%        1.62%        1.65%        1.63%        1.57%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 6.73%        7.32%        9.27%       10.20%       11.02%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $   76,408   $  102,883   $   89,033   $   92,234   $   85,821
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover of the Trust                       75.09%      119.94%       81.87%       48.56%       30.71%
                                                             ==========   ==========   ==========   ==========   ==========

             * Based on average shares outstanding.

            ** Total investment returns exclude the effects of sales charges.

            ++ Includes the Fund's share of the Trust's allocated expenses.

          ++++ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder"
               fund that seeks to achieve its investment objective by investing all of its assets in the
               Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Financial Highlights (continued)                                                   Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                         Class I

The following per share data and ratios have been derived                      For the Year Ended March 31,
from information provided in the financial statements.           2005         2004         2003         2002       2001++++
Per Share Operating Performance

           Net asset value, beginning of year                $     6.48   $     5.75   $     6.11   $     6.89   $     8.26
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                  .49*         .52*         .56*         .68*          .85
           Realized and unrealized gain (loss)--net               (.06)          .75        (.36)        (.79)       (1.37)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .43         1.27          .20        (.11)        (.52)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends:
               Investment income--net                             (.50)        (.54)        (.56)        (.67)        (.84)
               In excess of investment income--net                   --           --           --           --        (.01)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends                                        (.50)        (.54)        (.56)        (.67)        (.85)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     6.41   $     6.48   $     5.75   $     6.11   $     6.89
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                     6.77%       22.70%        3.96%      (1.46%)      (5.84%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses++                                              .82%         .80%         .83%         .81%         .76%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 7.55%        8.16%       10.13%       10.85%       11.64%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $   79,850   $   59,348   $   49,359   $   38,200   $   23,662
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover of the Trust                       75.09%      119.94%       81.87%       48.56%       30.71%
                                                             ==========   ==========   ==========   ==========   ==========

             * Based on average shares outstanding.

            ** Total investment returns exclude the effects of sales charges.

            ++ Includes the Fund's share of the Trust's allocated expenses.

          ++++ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder"
               fund that seeks to achieve its investment objective by investing all of its assets in the
               Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Financial Highlights (concluded)                                                   Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                                Class R

                                                                                                            For the Period
                                                                                                          January 3, 2003++
The following per share data and ratios have been derived                    For the Year Ended March 31,    to March 31,
from information provided in the financial statements.                            2005           2004            2003
Per Share Operating Performance

           Net asset value, beginning of period                               $       6.48    $       5.75     $       5.49
                                                                              ------------    ------------     ------------
           Investment income--net***                                                   .47             .43              .14
           Realized and unrealized gain (loss)--net                                  (.06)             .82              .26
                                                                              ------------    ------------     ------------
           Total from investment operations                                            .41            1.25              .40
                                                                              ------------    ------------     ------------
           Less dividends from investment income--net                                (.47)           (.52)            (.14)
                                                                              ------------    ------------     ------------
           Net asset value, end of period                                     $       6.42    $       6.48     $       5.75
                                                                              ============    ============     ============

Total Investment Return**

           Based on net asset value per share                                        6.41%          22.74%         7.33%+++
                                                                              ============    ============     ============

Ratios to Average Net Assets

           Expenses++++                                                              1.32%           1.26%           1.29%*
                                                                              ============    ============     ============
           Investment income--net                                                    7.07%           7.61%           9.42%*
                                                                              ============    ============     ============

Supplemental Data

           Net assets, end of period (in thousands)                           $      2,749    $        370          --+++++
                                                                              ============    ============     ============
           Portfolio turnover of the Trust                                          75.09%         119.94%           81.87%
                                                                              ============    ============     ============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

          ++++ Includes the Fund's share of the Trust's allocated expenses.

           +++ Aggregate total investment return.

         +++++ Amount is less than $1,000.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005



Notes to Financial Statements
Merrill Lynch U.S. High Yield Fund, Inc.


1. Significant Accounting Policies:
Merrill Lynch U.S. High Yield Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master U.S. High Yield Trust (the "Trust"), a mutual fund that has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Trust owned by the Fund at March 31, 2005 was 100%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributed to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,944,455 has been reclassified between undistributed net investment income and accumulated net realized capital losses allocated from the Trust, and $3,548 has been reclassifed between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to amortization methods on fixed income securities, accounting for swap agreements, and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005



Notes to Financial Statements (continued)
Merrill Lynch U.S. High Yield Fund, Inc.


                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .50%
Class C                          .25%                   .55%
Class R                          .25%                   .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended March 31, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                 FAMD                 MLPF&S

Class A                      $  2,733               $ 21,330
Class I                      $      6               $     87


For the year ended March 31, 2005, MLPF&S received contingent deferred sales charges of $385,576 and $19,816 relating to transactions in Class B and Class C Shares of the Fund, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $200 and $2,330 relating to transactions subject to front-end sales charge waivers in Class A and Class I Shares, respectively.

Financial Data Services, Inc. ("FDS"), a subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $100,791,305 and $26,695,960 for the years ended March 31, 2005 and March 31, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended March 31, 2005                      Shares             Amount

Shares sold                              811,061    $     5,288,434
Automatic conversion of shares           393,722          2,556,374
Shares issued to shareholders
   in reinvestment of dividends          314,724          2,048,613
                                  --------------    ---------------
Total issued                           1,519,507          9,893,421
Shares redeemed                      (5,157,989)       (33,769,779)
                                  --------------    ---------------
Net decrease                         (3,638,482)    $  (23,876,358)
                                  ==============    ===============


Class A Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                            5,438,774    $    34,001,339
Automatic conversion of shares           826,406          5,174,593
Shares issued to shareholders
   in reinvestment of dividends          378,028          2,380,885
                                  --------------    ---------------
Total issued                           6,643,208         41,556,817
Shares redeemed                      (5,753,797)       (36,402,925)
                                  --------------    ---------------
Net increase                             889,411    $     5,153,892
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended March 31, 2005                      Shares             Amount

Shares sold                            1,295,011    $     8,408,255
Shares issued to shareholders
   in reinvestment of dividends        1,000,728          6,509,670
                                  --------------    ---------------
Total issued                           2,295,739         14,917,925
                                  --------------    ---------------
Automatic conversion of shares         (393,750)        (2,556,374)
Shares redeemed                     (13,478,194)       (87,695,058)
                                  --------------    ---------------
Total redeemed                      (13,871,944)       (90,251,432)
                                  --------------    ---------------
Net decrease                        (11,576,205)    $  (75,333,507)
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                            6,118,224    $    37,854,176
Shares issued to shareholders
   in reinvestment of dividends        1,515,118          9,506,917
                                  --------------    ---------------
Total issued                           7,633,342         47,361,093
                                  --------------    ---------------
Automatic conversion of shares         (826,406)        (5,174,593)
Shares redeemed                     (12,536,094)       (78,909,754)
                                  --------------    ---------------
Total redeemed                      (13,362,500)       (84,084,347)
                                  --------------    ---------------
Net decrease                         (5,729,158)    $  (36,723,254)
                                  ==============    ===============



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005



Notes to Financial Statements (concluded)
Merrill Lynch U.S. High Yield Fund, Inc.


Class C Shares for the Year                                  Dollar
Ended March 31, 2005                      Shares             Amount

Shares sold                            1,354,547    $     8,822,193
Shares issued to shareholders
   in reinvestment of dividends          468,538          3,049,287
                                  --------------    ---------------
Total issued                           1,823,085         11,871,480
Shares redeemed                      (5,777,595)       (37,572,097)
                                  --------------    ---------------
Net decrease                         (3,954,510)    $  (25,700,617)
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                            4,954,303    $    30,610,481
Shares issued to shareholders
   in reinvestment of dividends          645,225          4,049,402
                                  --------------    ---------------
Total issued                           5,599,528         34,659,883
Shares redeemed                      (5,222,648)       (32,926,932)
                                  --------------    ---------------
Net increase                             376,880    $     1,732,951
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended March 31, 2005                      Shares             Amount

Shares sold                            7,759,522    $    50,782,457
Shares issued to shareholders
   in reinvestment of dividends          120,999            787,755
                                  --------------    ---------------
Total issued                           7,880,521         51,570,212
Shares redeemed                      (4,582,692)       (29,870,218)
                                  --------------    ---------------
Net increase                           3,297,829    $    21,699,994
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                            9,376,287    $    58,154,862
Shares issued to shareholders
   in reinvestment of dividends          207,926          1,305,255
                                  --------------    ---------------
Total issued                           9,584,213         59,460,117
Shares redeemed                      (9,019,022)       (56,693,136)
                                  --------------    ---------------
Net increase                             565,191    $     2,766,981
                                  ==============    ===============


Class R Shares for the Year                                  Dollar
Ended March 31, 2005                      Shares             Amount

Shares sold                              440,374    $     2,873,183
Shares issued to shareholders
   in reinvestment of dividends           15,877            103,996
                                  --------------    ---------------
Total issued                             456,251          2,977,179
Shares redeemed                         (84,925)          (557,996)
                                  --------------    ---------------
Net increase                             371,326    $     2,419,183
                                  ==============    ===============


Class R Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                               59,053    $       386,623
Shares issued to shareholders
   in reinvestment of dividends              680              4,436
                                  --------------    ---------------
Total issued                              59,733            391,059
Shares redeemed                          (2,692)           (17,589)
                                  --------------    ---------------
Net increase                              57,041    $       373,470
                                  ==============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended March 31, 2005 and March 31, 2004 was as follows:


                                       3/31/2005          3/31/2004
Distributions paid from:
   Ordinary income                $   32,956,004     $   42,630,400
                                  --------------     --------------
Total taxable distributions       $   32,956,004     $   42,630,400
                                  ==============     ==============


As of March 31, 2005, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                  $       342,014
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                           342,014
Capital loss carryforward                            (224,485,959)*
Unrealized losses--net                               (23,334,190)**
                                                    ---------------
Total accumulated losses--net                       $ (247,478,135)
                                                    ===============

 * On March 31, 2005, the Fund had a net capital loss carryforward of $224,485,959, of which $15,062,164 expires in 2009,
   $47,658,889 expires in 2010, $82,007,747 expires in 2011,
   $68,300,713 expires in 2012 and $11,456,446 expires in 2013.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes, the book/tax differences in the accrual of income on securities in default and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005



Report of Independent Registered Public Accounting Firm
Merrill Lynch U.S. High Yield Fund, Inc.


To the Shareholders and Board of Directors of Merrill Lynch U.S. High Yield Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch U.S. High Yield Fund, Inc. as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch U.S. High Yield Fund, Inc. as of March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 23, 2005



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid monthly by Merrill Lynch U.S. High Yield Fund, Inc. during the fiscal year ended March 31, 2005.

                                                          Dividends
                                                     Qualifying for
                                    Qualified         the Dividends
                                     Dividend              Received
                                   Income for         Deduction for
                                  Individuals          Corporations

April 2004                              2.78%                 3.03%
May 2004 through
  December 2004                         3.17%                 2.39%
January 2005 through
  March 2005                            0.00%                 2.39%



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Schedule of Investments                                                                        Master U.S. High Yield Trust
                               Face
Industry++                   Amount    Corporate Bonds                                                             Value
Aerospace &             $ 1,650,000    DynCorp International LLC, 9.50% due 2/15/2013 (d)                     $   1,602,562
Defense--0.7%               250,000    K&F Acquisition, Inc., 7.75% due 11/15/2014 (d)                              242,500
                            425,000    Standard Aero Holdings, Inc., 8.25% due 9/01/2014 (d)                        439,875
                            400,000    Transdigm, Inc., 8.375% due 7/15/2011                                        410,500
                            100,000    Vought Aircraft Industries, Inc., 8% due 7/15/2011                            98,500
                                                                                                              -------------
                                                                                                                  2,793,937

Airlines--1.2%            3,025,000    American Airlines, Inc. Series 2001-2, 7.80% due 4/01/2008                 2,769,559
                            258,103    Continental Airlines, Inc. Series 1998-1-C, 6.541% due 9/15/2009             237,060
                          2,925,000    Delta Air Lines, Inc., 7.90% due 12/15/2009                                1,126,125
                          1,200,000    Evergreen International Aviation, Inc., 12% due 5/15/2010                    900,000
                                                                                                              -------------
                                                                                                                  5,032,744

Automotive--4.9%          1,700,000    Advanced Accessory Holdings Corp., 13.25%** due 12/15/2011                   510,000
                                       American Tire Distributors, Inc. (d):
                          2,600,000        9.343% due 4/01/2012 (a)                                               2,574,000
                          1,725,000        10.75% due 4/01/2013                                                   1,690,500
                          2,000,000    Asbury Automotive Group, Inc., 8% due 3/15/2014                            1,940,000
                          4,510,000    Cooper Standard Auto, 8.375% due 12/15/2014 (d)                            3,664,375
                            175,000    Delco Remy International, Inc., 9.375% due 4/15/2012                         147,000
                          2,625,000    Exide Technologies, 10.50% due 3/15/2013 (d)                               2,506,875
                          7,098,000    Metaldyne Corp., 11% due 6/15/2012                                         5,749,380
                          1,300,000    Tenneco Automotive, Inc., 8.625% due 11/15/2014 (d)                        1,264,250
                                                                                                              -------------
                                                                                                                 20,046,380

Broadcasting--3.0%          250,000    Fisher Communications, Inc., 8.625% due 9/15/2014                            267,500
                          6,100,000    Granite Broadcasting Corp., 9.75% due 12/01/2010                           5,673,000
                          5,225,000    Paxson Communications Corp., 12.272%** due 1/15/2009                       4,859,250
                                       Young Broadcasting, Inc.:
                            250,000        8.50% due 12/15/2008                                                     261,875
                          1,100,000        8.75% due 1/15/2014                                                    1,042,250
                                                                                                              -------------
                                                                                                                 12,103,875

Cable--                   2,475,000    Kabel Deutschland GmbH, 10.625% due 7/01/2014 (d)                          2,734,875
International--0.7%         250,000    NTL Cable Plc, 8.75% due 4/15/2014 (d)                                       269,375
                                                                                                              -------------
                                                                                                                  3,004,250

Cable--U.S.--4.4%         1,925,000    Adelphia Communications Corp., 6% due 2/15/2006 (g)(h)                       134,750
                                       Charter Communications Holdings LLC:
                          1,981,000        8.625% due 4/01/2009                                                   1,530,322
                          3,000,000        10% due 4/01/2009                                                      2,430,000
                          1,200,000        9.625% due 11/15/2009                                                    939,000
                          2,200,000    Charter Communications, Inc., 5.875% due 11/16/2009 (d)(h)                 1,894,750
                          4,419,000    Loral Cyberstar, Inc., 10% due 7/15/2006 (g)                               3,181,680
                                       New Skies Satellites NV (d):
                            675,000        7.438% due 11/01/2011 (a)                                                688,500
                            500,000        9.125% due 11/01/2012                                                    510,000
                          3,250,000    PanAmSat Corp., 9% due 8/15/2014                                           3,428,750
                          2,100,000    Rainbow National Services LLC, 10.375% due 9/01/2014 (d)                   2,346,750
                          1,550,000    Zeus Special Subsidiary Ltd., 9.25%** due 2/01/2015 (d)                      980,375
                                                                                                              -------------
                                                                                                                 18,064,877

Chemicals--5.8%             179,000    BCP Caylux Holdings Luxembourg SCA, 9.625% due 6/15/2014 (d)                 204,060
                          2,925,000    Huntsman International LLC, 9.875% due 3/01/2009                           3,159,000
                            250,000    INVISTA, 9.25% due 5/01/2012 (d)                                             275,000
                            250,000    Innophos, Inc., 8.875% due 8/15/2014 (d)                                     262,500
                          2,800,000    MacDermid, Inc., 9.125% due 7/15/2011                                      3,003,000


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Schedule of Investments (continued)                                                            Master U.S. High Yield Trust
                               Face
Industry++                   Amount    Corporate Bonds                                                             Value
Chemicals                              Nalco Co.:
(concluded)             $   800,000        7.75% due 11/15/2011                                               $     832,000
                          1,200,000        8.875% due 11/15/2013                                                  1,284,000
                          5,050,000    OMNOVA Solutions Inc., 11.25% due 6/01/2010                                5,277,250
                            625,000    PQ Corp., 7.50% due 2/15/2013 (d)                                            615,625
                                       PolyOne Corp.:
                          3,125,000        10.625% due 5/15/2010                                                  3,468,750
                          2,800,000        8.875% due 5/01/2012                                                   2,996,000
                            250,000    Rockwood Specialties Group, Inc., 7.50% due 11/15/2014 (d)                   250,000
                          1,495,000    Terra Capital, Inc., 11.50% due 6/01/2010                                  1,719,250
                            451,000    United Agri Products, Inc., 8.25% due 12/15/2011                             469,040
                                                                                                              -------------
                                                                                                                 23,815,475

Consumer--                3,650,000    Simmons Bedding Co., 10.213%** due 12/15/2014 (d)                          2,281,250
Durables--0.6%

Consumer                  2,000,000    Ames True Temper, Inc., 10% due 7/15/2012                                  1,700,000
Products--1.7%              250,000    Amscan Holdings, Inc., 8.75% due 5/01/2014                                   242,500
                          2,300,000    Levi Strauss & Co., 7.73% due 4/01/2012 (a)(d)                             2,259,750
                          2,375,000    Remington Arms Co., Inc., 10.50% due 2/01/2011                             2,339,375
                            200,000    Riddell Bell Holdings, Inc., 8.375% due 10/01/2012 (d)                       205,000
                                                                                                              -------------
                                                                                                                  6,746,625

Diversified                 750,000    CanWest Media, Inc., 8% due 9/15/2012 (d)                                    789,375
Media--3.3%               1,175,000    Dex Media, Inc., 8% due 11/15/2013                                         1,216,125
                          1,100,000    Dex Media West LLC, 9.875% due 8/15/2013                                   1,226,500
                          4,700,000    Liberty Media Corp., 0.75% due 3/30/2023 (h)                               5,146,500
                          3,500,000    Primedia, Inc., 7.625% due 4/01/2008                                       3,517,500
                                       Universal City Florida Holding Co. (d):
                            250,000        8.375% due 5/01/2010                                                     255,000
                            750,000        7.493% due 5/01/2010 (a)                                                 776,250
                            525,000    WDAC Subsidiary Corp., 8.375% due 12/01/2014 (d)                             488,250
                                                                                                              -------------
                                                                                                                 13,415,500

Energy--                  3,300,000    Aventine Renewable Energy Holdings, Inc., 9.01% due 12/15/2011 (a)(d)      3,349,500
Other--3.9%                 250,000    Dresser-Rand Group, Inc., 7.375% due 11/01/2014 (d)                          250,000
                            250,000    Inergy LP, 6.875% due 12/15/2014 (d)                                         240,000
                          3,700,000    Ocean Rig Norway AS, 10.25% due 6/01/2008                                  3,787,875
                            941,000    Parker Drilling Co. Series B, 10.125% due 11/15/2009                         989,226
                          6,175,000    Star Gas Partners LP, 10.25% due 2/15/2013                                 5,711,875
                          1,800,000    Suburban Propane Partners, LP, 6.875% due 12/15/2013 (d)                   1,773,000
                                                                                                              -------------
                                                                                                                 16,101,476

Financial--1.7%           4,075,000    Fairfax Financial Holdings Ltd., 7.75% due 4/26/2012                       3,932,375
                          2,700,000    Refco Finance Holdings LLC, 9% due 8/01/2012 (d)                           2,862,000
                                                                                                              -------------
                                                                                                                  6,794,375

Food & Drug--1.2%         5,663,000    Duane Reade Inc., 9.75% due 8/01/2011                                      4,983,440

Food/Tobacco--7.0%        1,850,000    American Seafoods Group LLC, 10.125% due 4/15/2010                         1,998,000
                            750,000    AmeriQual Group LLC and AmeriQual Finance Corp., 9% due 4/01/2012 (d)        757,500
                            659,335    Archibald Candy Corp., 10% due 11/01/2007 (g)                                  6,593
                                       Commonwealth Brands, Inc. (d):
                          3,000,000        9.75% due 4/15/2008                                                    3,210,000
                          3,925,000        10.625% due 9/01/2008                                                  4,199,750
                            500,000    Del Monte Corp., 6.75% due 2/15/2015 (d)                                     487,500
                                       Doane Pet Care Co.:
                            300,000        9.75% due 5/15/2007                                                      294,000
                          2,175,000        10.75% due 3/01/2010                                                   2,305,500


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Schedule of Investments (continued)                                                            Master U.S. High Yield Trust
                               Face
Industry++                   Amount    Corporate Bonds                                                             Value
Food/Tobacco                           Dole Food Co., Inc.:
(concluded)             $ 1,875,000        7.25% due 6/15/2010 (d)                                            $   1,893,750
                          2,375,000        8.875% due 3/15/2011                                                   2,553,125
                          2,900,000    Landry's Restaurants, Inc., 7.50% due 12/15/2014 (d)                       2,813,000
                          2,000,000    Merisant Co., 10.25% due 7/15/2013 (d)                                     1,720,000
                          3,800,000    Mrs. Fields Famous Brands, LLC, 11.50% due 3/15/2011                       3,800,000
                          5,025,000    Tabletop Holdings, 13.24%** due 5/15/2014 (d)                              1,758,750
                            850,000    The Wornick Co., 10.875% due 7/15/2011                                       888,250
                                                                                                              -------------
                                                                                                                 28,685,718

Gaming--1.5%                250,000    Boyd Gaming Corp., 8.75% due 4/15/2012                                       270,625
                            675,000    Choctaw Resort Development Enterprise, 7.25% due 11/15/2019 (d)              668,250
                          4,520,000    Majestic Star Casino LLC, 9.50% due 10/15/2010                             4,729,050
                            250,000    Premier Entertainment Biloxi LLC, 10.75% due 2/01/2012                       255,000
                                                                                                              -------------
                                                                                                                  5,922,925

Health Care--4.4%                      Alpharma, Inc:
                          3,200,000        3% due 6/01/2006 (h)                                                   4,064,000
                          3,950,000        8.625% due 5/01/2011 (d)                                               3,752,500
                            250,000    Concentra Operating Corp., 9.125% due 6/01/2012                              265,000
                            250,000    DaVita, Inc., 7.25% due 3/15/2015 (d)                                        245,000
                            781,000    Fresenius Medical Care Capital Trust II, 7.875% due 2/01/2008                819,074
                          1,475,000    Select Medical Corp., 7.625% due 2/01/2015 (d)                             1,475,000
                          1,975,000    Team Health, Inc., 9% due 4/01/2012                                        1,930,563
                          2,650,000    U.S. Oncology, Inc., 10.75% due 8/15/2014 (d)                              2,915,000
                            250,000    VWR International, Inc., 8% due 4/15/2014                                    253,125
                          1,075,000    Vanguard Health Holding Co. II LLC, 9% due 10/01/2014 (d)                  1,131,438
                          1,000,000    Ventas Realty, LP, 9% due 5/01/2012                                        1,135,000
                                                                                                              -------------
                                                                                                                 17,985,700

Housing--1.2%                          Building Materials Corp. of America:
                            500,000        8% due 12/01/2008                                                        511,250
                          1,350,000        7.75% due 8/01/2014 (d)                                                1,350,000
                          1,725,000    Goodman Global Holding Co., Inc., 7.875% due 12/15/2012 (d)                1,578,375
                          1,625,000    Nortek, Inc., 8.50% due 9/01/2014                                          1,568,125
                                                                                                              -------------
                                                                                                                  5,007,750

Information               5,300,000    Advanced Micro Devices, Inc., 7.75% due 11/01/2012 (d)                     5,207,250
Technology--4.0%                       Amkor Technology, Inc.:
                          2,250,000        10.50% due 5/01/2009                                                   2,013,750
                          2,925,000        7.125% due 3/15/2011                                                   2,464,313
                          3,000,000    Cypress Semiconductor Corp., 1.25% due 6/15/2008 (h)                       3,195,000
                          2,240,000    Quantum Corp., 4.375% due 8/01/2010 (h)                                    2,206,400
                            850,000    Telcordia Technologies Inc., 10% due 3/15/2013 (d)                           843,625
                            525,000    Viasystems, Inc., 10.50% due 1/15/2011                                       519,750
                                                                                                              -------------
                                                                                                                 16,450,088

Leisure--0.9%             1,000,000    Felcor Lodging LP, 9% due 6/01/2011                                        1,075,000
                            325,000    Intrawest Corp., 7.50% due 10/15/2013                                        325,813
                          1,800,000    Meristar Hospitality Corp., 9% due 1/15/2008                               1,863,000
                            250,000    True Temper Sports, Inc., 8.375% due 9/15/2011                               232,500
                                                                                                              -------------
                                                                                                                  3,496,313


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Schedule of Investments (continued)                                                            Master U.S. High Yield Trust
                               Face
Industry++                   Amount    Corporate Bonds                                                             Value
Manufacturing--7.5%     $ 3,050,000    Altra Industrial Motion, Inc., 9% due 12/01/2011 (d)                   $   3,019,500
                          3,000,000    Case New Holland, Inc., 6% due 6/01/2009 (d)                               2,850,000
                          1,750,000    Columbus McKinnon Corp., 10% due 8/01/2010                                 1,903,125
                            200,000    ERICO International Corp., 8.875% due 3/01/2012                              210,212
                          6,000,000    EaglePicher Industries, Inc., 9.75% due 9/01/2013                          3,840,000
                          4,200,000    FastenTech, Inc., 11.50% due 5/01/2011 (d)                                 4,515,000
                          3,325,000    Invensys Plc, 9.875% due 3/15/2011 (d)                                     3,383,188
                          1,850,000    Mueller Group, Inc., 10% due 5/01/2012                                     1,998,000
                          2,875,000    Propex Fabrics, Inc., 10% due 12/01/2012 (d)                               2,846,250
                            400,000    Rexnord Corp., 10.125% due 12/15/2012                                        440,000
                            925,000    Sensus Metering Systems, Inc., 8.625% due 12/15/2013                         945,813
                          4,250,000    Superior Essex Communications LLC, 9% due 4/15/2012                        4,313,750
                            225,000    Trimas Corp., 9.875% due 6/15/2012                                           229,500
                            250,000    Valmont Industries, Inc., 6.875% due 5/01/2014                               247,500
                                                                                                              -------------
                                                                                                                 30,741,838

Metal--                   3,850,000    Kaiser Aluminum & Chemical, 12.75% due 2/01/2003 (g)                         606,375
Other--0.6%               1,850,000    Novelis, Inc., 7.25% due 2/15/2015 (d)                                     1,813,000
                                                                                                              -------------
                                                                                                                  2,419,375

Packaging--5.1%                        Crown European Holdings SA:
                          1,800,000        9.50% due 3/01/2011                                                    1,975,500
                          2,100,000        10.875% due 3/01/2013                                                  2,436,000
                                       Graham Packaging Co., Inc. (d):
                            400,000        8.50% due 10/15/2012                                                     400,000
                            450,000        9.875% due 10/15/2014                                                    450,000
                                       Pliant Corp.:
                          1,650,000        11.125% due 9/01/2009                                                  1,650,000
                          2,850,000        13% due 6/01/2010                                                      2,408,250
                          4,800,000    Portola Packaging, Inc., 8.25% due 2/01/2012                               3,600,000
                                       Tekni-Plex, Inc.:
                          2,375,000        12.75% due 6/15/2010                                                   1,983,125
                            250,000        8.75% due 11/15/2013 (d)                                                 236,875
                                       U.S. Can Corp.:
                            700,000        10.875% due 7/15/2010                                                    735,000
                          4,000,000        12.375% due 10/01/2010                                                 3,760,000
                          1,050,000    Wise Metals Group LLC, 10.25% due 5/15/2012                                1,060,500
                                                                                                              -------------
                                                                                                                 20,695,250

Paper--2.8%               1,250,000    Ainsworth Lumber Co. Ltd., 7.25% due 10/01/2012 (d)                        1,225,000
                          1,375,000    Georgia-Pacific Corp., 9.375% due 2/01/2013                                1,536,562
                                       Graphic Packaging International Corp.:
                            100,000        8.50% due 8/15/2011                                                      105,000
                            669,000        9.50% due 8/15/2013                                                      709,140
                          3,600,000    JSG Funding Plc, 9.625% due 10/01/2012                                     3,870,000
                            250,000    Jefferson Smurfit Corp. US, 7.50% due 6/01/2013                              248,750
                            200,000    Millar Western Forest Products Ltd., 7.75% due 11/15/2013                    198,000
                            250,000    Tembec Industries, Inc., 8.625% due 6/30/2009                                241,250
                          2,890,000    Western Forest Products, Inc., 15% due 7/28/2009 (c)(d)                    3,055,576
                                                                                                              -------------
                                                                                                                 11,189,278

Retail--1.7%              2,550,000    General Nutrition Center, 8.625% due 1/15/2011 (d)                         2,397,000
                          1,400,000    Jean Coutu Group, Inc., 8.50% due 8/01/2014 (d)                            1,359,750
                          3,000,000    Southern States Cooperative, Inc., 10.50% due 11/01/2010 (d)               3,112,500
                                                                                                              -------------
                                                                                                                  6,869,250


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Schedule of Investments (continued)                                                            Master U.S. High Yield Trust
                               Face
Industry++                   Amount    Corporate Bonds                                                             Value
Services--4.8%                         Allied Waste North America Series B:
                        $ 3,000,000        5.75% due 2/15/2011                                                $   2,730,000
                          2,425,000        7.375% due 4/15/2014                                                   2,194,625
                          1,850,000    Buhrmann US, Inc., 8.25% due 7/01/2014                                     1,905,500
                            275,000    HydroChem Industrial Services, Inc., 9.25% due 2/15/2013 (d)                 269,500
                          1,075,000    Knowledge Learning Corp., Inc., 7.75% due 2/01/2015 (d)                    1,037,375
                          2,000,000    The Shaw Group, Inc., 10.75% due 3/15/2010                                 2,170,000
                          4,975,000    United Rentals North America, Inc., 7.75% due 11/15/2013 (d)               4,825,750
                            850,000    Waste Services, Inc., 9.50% due 4/15/2014 (d)                                858,500
                                       Williams Scotsman, Inc.:
                          2,725,000        9.875% due 6/01/2007                                                   2,711,375
                            675,000        10% due 8/15/2008                                                        722,250
                                                                                                              -------------
                                                                                                                 19,424,875

Steel--0.1%                 500,000    Ucar Finance, Inc., 10.25% due 2/15/2012 (d)                                 535,000

Telecommunications--                   ADC Telecommunications, Inc. (h):
3.4%                      1,631,000        1% due 6/15/2008                                                       1,392,466
                          1,500,000        3.065% due 6/15/2013 (a)                                               1,374,375
                          3,275,000    Cincinnati Bell, Inc., 8.375% due 1/15/2014                                3,225,875
                          1,075,000    LCI International, Inc., 7.25% due 6/15/2007                               1,013,188
                          2,050,000    Terremark Worldwide Inc., 9% due 6/15/2009 (d)(h)                          1,886,000
                          2,250,000    Time Warner Telecom Holdings, Inc., 9.25% due 2/15/2014 (d)                2,160,000
                                       Time Warner Telecom, Inc.:
                            200,000        9.75% due 7/15/2008                                                      195,000
                          2,800,000        10.125% due 2/01/2011                                                  2,702,000
                                                                                                              -------------
                                                                                                                 13,948,904

Transportation--0.9%        750,000    General Maritime Corp., 10% due 3/15/2013                                    834,375
                          2,400,000    Laidlaw International, Inc., 10.75% due 6/15/2011                          2,718,000
                                                                                                              -------------
                                                                                                                  3,552,375

Utility--6.9%               800,000    The AES Corp., 7.75% due 3/01/2014                                           826,000
                                       Calpine Corp.:
                          1,000,000        8.75% due 7/15/2007                                                      780,000
                         10,450,000        9.875% due 12/01/2011 (d)                                              8,255,500
                          3,025,000        8.75% due 7/15/2013 (d)                                                2,283,875
                          1,475,000    Calpine Generating Co. LLC, 12.39% due 4/01/2011 (a)                       1,408,625
                          3,300,000    Centerpoint Energy, Inc., 3.75% due 5/15/2023 (h)                          3,778,500
                                       El Paso Corp.:
                          1,950,000        6.75% due 5/15/2009                                                    1,901,250
                            900,000        7% due 5/15/2011                                                         864,000
                          1,650,000    Reliant Energy, Inc., 6.75% due 12/15/2014                                 1,538,625
                            250,000    Sierra Pacific Power Co. Series A, 8% due 6/01/2008                          265,000
                          4,000,000    Southern Star Central Corp., 8.50% due 8/01/2010                           4,260,000
                          2,050,000    Texas Genco LLC, 6.875% due 12/15/2014 (d)                                 2,055,125
                                                                                                              -------------
                                                                                                                 28,216,500

Wireless                  1,550,000    Centennial Cellular Operating Co. LLC, 10.125% due 6/15/2013               1,712,750
Communications--          1,600,000    Centennial Communications Corp., 8.125% due 2/01/2014                      1,640,000
1.5%                      1,175,000    Horizon PCS, Inc., 11.375% due 7/15/2012 (d)                               1,333,625
                          1,200,000    SBA Communications Corp., 8.50% due 12/01/2012 (d)                         1,242,000
                                                                                                              -------------
                                                                                                                  5,928,375

                                       Total Corporate Bonds (Cost--$368,670,166)--87.4%                        356,253,718


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Schedule of Investments (continued)                                                            Master U.S. High Yield Trust
                               Face
Industry++                   Amount    Floating Rate Loan Interests                                                Value
Health Care--0.5%       $ 1,850,000    HealthSouth Corp. Term Loan A, due 1/16/2011**                         $   2,025,750

                                       Total Floating Rate Loan Interests (Cost--$1,850,000)--0.5%                2,025,750


                             Shares
                               Held    Common Stocks
Cable--                      66,512    Telewest Global, Inc. (b)                                                  1,183,248
International--0.3%

Energy--Other--1.2%         240,600    Trico Marine Services, Inc.                                                5,112,750

Manufacturing--0.1%          21,202    Thermadyne Holdings Corp. (b)                                                258,452

Paper--0.6%                 385,732    Western Forest Products, Inc. (b)(d)                                       2,311,491

                                       Total Common Stocks (Cost--$15,759,300)--2.2%                              8,865,941


                                       Preferred Stocks
Automotive--0.6%            120,000    General Motors Corp. Series C, 6.25% (h)                                   2,496,000

Broadcasting--0.3%           26,000    Emmis Communications Corp. Class A, 6.25% (h)                              1,141,400

Telecommunications--             34    PTV, Inc. Series A, 10%                                                          119
0.0%

                                       Total Preferred Stocks (Cost--$4,089,615)--0.9%                            3,637,519


                                       Warrants (e)
Cable--U.S.--0.0%            61,075    Loral Space & Communications (expires 12/26/2006)                                611

Health Care--0.0%            52,113    HealthSouth Corp. (expires 1/23/2014)                                        130,283

Packaging--0.0%               3,250    Pliant Corp. (expires 6/01/2010)                                                  33

Service--0.0%                31,350    Maxim Crane Works Holdings, Inc. (expires 1/20/2010)                           9,405

Wireless                        950    American Tower Corp. (expires 8/01/2008)                                     212,800
Communications--0.0%

                                       Total Warrants (Cost--$195,253)--0.0%                                        353,132


                         Beneficial
                           Interest    Other Interests (f)
                        $ 7,087,950    US Airways Group, Inc.--Certificate of Beneficial Interest                 1,984,626

                                       Total Other Interests (Cost--$1,913,747)--0.5%                             1,984,626




MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Schedule of Investments (concluded)                                                            Master U.S. High Yield Trust
                         Beneficial
                           Interest    Short-Term Securities                                                       Value
                        $27,607,946    Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (i)            $  27,607,946

                                       Total Short-Term Securities (Cost--$27,607,946)--6.8%                     27,607,946

                        Total Investments (Cost--$420,086,027*)--98.3%                                          400,728,632
                        Other Assets Less Liabilities--1.7%                                                       6,970,767
                                                                                                              -------------
                        Net Assets--100.0%                                                                    $ 407,699,399
                                                                                                              =============

  * The cost and unrealized appreciation (depreciation) of investments as of March 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                       $  419,820,727
                                                         ==============
    Gross unrealized appreciation                        $   11,555,813
    Gross unrealized depreciation                          (30,647,908)
                                                         --------------
    Net unrealized depreciation                          $ (19,092,095)
                                                         ==============

 ** Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase by the Trust.

*** Floating rate loans in which the Trust invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR
    (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, or (iii) the certificate of deposit rate.

 ++ For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
    These industry classifications are unaudited.

(a) Floating rate note.

(b) Non-income producing security.

(c) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(e) Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until expiration date.

(f) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.

(g) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(h) Convertible security.

(i) Investments in companies considered to be an affiliate of the Trust
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                Net            Interest
    Affiliate                                 Activity           Income

    Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series I             $(11,501,949)      $ 748,439


    Financial futures contracts sold as of March 31, 2005 were as follows:

    Number of                 Expiration      Face           Unrealized
    Contracts    Issue           Date        Value         Appreciation

      175     10-Year U.S.       June
             Treasury Bond       2005     $19,239,246         $ 117,762


    Swaps outstanding as of March 31, 2005 were as follows:

                                                             Unrealized
                                           Notional        Appreciation
                                            Amount       (Depreciation)

    Sold credit default protection on
    Dow Jones CDX North America
    Series 3 High Yield Single B and
    receive 6.25%

    Broker, JPMorgan Chase Bank
    Expires December 2009                  $2,000,000       $ (47,824)

    Sold credit default protection on
    Dow Jones CDX North America
    High Yield Single B and receive
    6.25%

    Broker, JPMorgan Chase Bank
    Expires December 2009                  $1,000,000          (1,407)

    Sold credit default protection on
    Dow Jones CDX North America
    Series 3 High Yield Double B and
    receive 2.25%

    Broker, JPMorgan Chase Bank
    Expires December 2009                  $2,000,000           37,608

    Sold credit default protection on
    Dow Jones CDX North America
    Series 3 High Yield Double B and
    receive 2.25%

    Broker, Morgan Stanley Capital
    Services, Inc.
    Expires December 2009                  $2,000,000           37,608

    Sold credit default protection on
    Dow Jones CDX North America
    Series 3 High Yield Single B and
    receive 4%

    Broker, Morgan Stanley Capital
    Services, Inc.
    Expires December 2009                  $2,000,000         (21,704)

    Sold credit default protection on
    Dow Jones CDX North America
    High Yield Single B and receive
    6.25%

    Broker, Deutsche Bank AG London
    Expires December 2009                  $1,000,000          (3,907)

    Sold credit default protection on
    Dow Jones CDX North America
    Series 3 High Yield Single B and
    receive 6.25%

    Broker, Deutsche Bank AG London
    Expires December 2009                  $2,000,000         (51,574)
                                                            ----------
    Total                                                   $ (51,200)
                                                            ==========

    See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Statement of Assets and Liabilities                                                            Master U.S. High Yield Trust

As of March 31, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$392,478,081)                 $   373,120,686
           Investments in affiliated securities, at value (identified cost--$27,607,946)                         27,607,946
           Cash                                                                                                   1,821,696
           Cash on deposit for financial futures contracts                                                          225,000
           Swaps premiums paid                                                                                       49,199
           Unrealized appreciation on swaps--net                                                                     15,904
           Receivables:
               Interest (including $2,042 from affiliates)                                $     8,469,295
               Securities sold                                                                  5,429,152
               Contributions                                                                      746,763
               Dividends                                                                           20,312
               Swaps                                                                               17,625        14,683,147
                                                                                          ---------------
           Prepaid expenses and other assets                                                                        305,197
                                                                                                            ---------------
           Total assets                                                                                         417,828,775
                                                                                                            ---------------

Liabilities

           Swap premiums received                                                                                   134,703
           Unrealized depreciation on swaps--net                                                                     67,104
           Payables:
               Securities purchased                                                             7,243,664
               Withdrawals                                                                      2,477,556
               Investment adviser                                                                 102,160
               Variation margin                                                                    90,235
               Other affiliates                                                                     4,845         9,918,460
                                                                                          ---------------
           Accrued expenses                                                                                           9,109
                                                                                                            ---------------
           Total liabilities                                                                                     10,129,376
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   407,699,399
                                                                                                            ===============

Net Assets Consist of

           Investors' capital                                                                               $   426,990,232
           Unrealized depreciation--net                                                                        (19,290,833)
                                                                                                            ---------------
           Net Assets                                                                                       $   407,699,399
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Statement of Operations                                                                        Master U.S. High Yield Trust

For the Year Ended March 31, 2005
Investment Income

           Interest (including $748,439 from affiliates)                                                    $    37,689,419
           Dividends                                                                                                792,383
           Other                                                                                                    540,466
                                                                                                            ---------------
           Total income                                                                                          39,022,268
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     1,635,729
           Accounting services                                                                    212,141
           Professional fees                                                                       59,465
           Trustees' fees and expenses                                                             45,718
           Custodian fees                                                                          25,896
           Pricing fees                                                                            23,657
           Printing and shareholder reports                                                         4,059
           Other                                                                                   18,431
                                                                                          ---------------
           Total expenses                                                                                         2,025,096
                                                                                                            ---------------
           Investment income--net                                                                                36,997,172
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized loss on:
               Investments--net                                                              (12,819,874)
               Futures contracts and swaps--net                                                 (243,418)      (13,063,292)
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                 9,137,165
               Futures contracts and swaps--net                                                   268,886         9,406,051
                                                                                          ---------------   ---------------
           Total realized and unrealized loss--net                                                              (3,657,241)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    33,339,931
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Statements of Changes in Net Assets                                                            Master U.S. High Yield Trust
                                                                                               For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                               2005               2004
Operations

           Investment income--net                                                         $    36,997,172   $    45,350,203
           Realized loss--net                                                                (13,063,292)      (29,762,931)
           Change in unrealized appreciation/depreciation--net                                  9,406,051        95,004,168
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                33,339,931       110,591,440
                                                                                          ---------------   ---------------

Capital Transactions

           Proceeds from contributions                                                         88,673,843       178,254,376
           Fair value of withdrawals                                                        (226,876,116)     (253,367,192)
                                                                                          ---------------   ---------------
           Net decrease in net assets derived from capital transactions                     (138,202,273)      (75,112,816)
                                                                                          ---------------   ---------------

Net Assets

           Total increase (decrease) in net assets                                          (104,862,342)        35,478,624
           Beginning of year                                                                  512,561,741       477,083,117
                                                                                          ---------------   ---------------
           End of year                                                                    $   407,699,399   $   512,561,741
                                                                                          ===============   ===============

           See Notes to Financial Statements.



Financial Highlights                                                                           Master U.S. High Yield Trust
                                                                                                             For the Period
                                                                                                            Sept. 1, 2000++
The following ratios have been derived from                              For the Year Ended March 31,         to March 31,
information provided in the financial statements.              2005          2004        2003         2002        2001
Total Investment Return**

           Total investment return                                7.16%       23.09%        4.63%      (1.06%)           --
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                .43%         .43%         .44%         .42%        .45%*
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 7.92%        8.49%       10.41%       11.35%      12.13%*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  407,699   $  512,562   $  477,083   $  550,391   $  562,432
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    75.09%      119.94%       81.87%       48.56%       30.71%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment return is required to be disclosed for fiscal years beginning after December 15, 2000.

            ++ Commencement of operations.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Notes to Financial Statements
Master U.S. High Yield Trust


1. Significant Accounting Policies:
Master U.S. High Yield Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Debt securities are traded primarily in the over-the counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter ("OTC") market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuation received daily by the Trust from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Equity securities that are held by the Trust, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005



Notes to Financial Statements (continued)
Master U.S. High Yield Trust


* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust may purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Trust may enter into swap agreements, which are over-the-counter contracts in which the Trust and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Trust are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--The Trust is considered a "pass through" entity for federal income tax purposes. As such, each investor in the Trust is treated as an owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Trust. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust amortizes all premiums and discounts on debt securities.

(e) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005



Notes to Financial Statements (concluded)
Master U.S. High Yield Trust


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .35% of the average daily value of the Trust's net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $875 in commissions on the execution of portfolio security transactions for the Trust for the year ended
March 31, 2005.

For the year ended March 31, 2005, the Trust reimbursed FAM $9,740 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended March 31, 2005 were $312,474,382 and $405,839,898, respectively.


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .07% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the year ended March 31, 2005. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Report of Independent Registered Public Accounting Firm
Master U.S. High Yield Trust


To the Investor and Board of Trustees of Master U.S. High Yield Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master U.S. High Yield Trust as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master U.S. High Yield Trust as of March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 23, 2005


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Manager") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Manager or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in person Board and Audit Committee meetings and other meetings at the independent directors' request.


Management Agreement--Matters Considered by the Board

Every year, the Board considers approval of the investment advisory agreement (the "Management Agreement") between the Manager and Master U.S. High Yield Trust, in which the Fund invests all of its assets (throughout this discussion the term "Fund" includes Master U.S. High Yield Trust). The Board also reviews and evaluates the performance of and services provided by the Manager throughout each year. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Manager and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Manager and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Manager and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Manager's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Manager and its affiliates.

The Board believes that the Manager is one of the most experienced global asset management firms and considers the overall quality of services provided by the Manager to be generally of high quality. The Board also believes that the Manager is financially sound and well managed and notes that the Manager is affiliated with one of America's largest financial firms. The Board works closely with the Manager in overseeing the Manager's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Manager taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Management Agreement, the Board requests and receives materials specifically relating to the Fund's Management Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper;
(b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Manager and its affiliates of the Management Agreement and other relationships with the Fund; and (e) information provided by the Manager concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Manager or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Manager of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Manager and its affiliates from their relationship with the Fund.


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Management Agreement in November 2004, the independent directors' and Board's review included the following:


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Manager's Services and Fund Performance--The Board reviewed the nature, extent and quality of services provided by the Manager, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Manager's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Manager were satisfactory. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Manager's investment goals, the Board attaches importance to performance over relatively long periods of time, typically three to five years. The Board noted that the Fund's performance within the group compared for the one, three and five year periods ranked in the top half for all periods. The Board concluded that the Fund's performance supported the continuation of the Management Agreement.

The Manager's Personnel and Investment Process--The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Manager responsible for investment operations and the senior management of the Manager's high yield fixed income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Manager's investment staff, its use of technology, and the Manager's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Manager's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Evans, the Fund's portfolio manager, has more than ten years' experience investing in high yield, fixed income securities. The Board concluded that the Manager and its investment staff and the Fund's portfolio manager have extensive experience in analyzing and managing the types of investments used by the Fund and that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other, comparable funds. The Board considered the services provided to and the fees charged by the Manager to other types of clients, such as offshore funds with similar investment mandates and noted that the fees charged by the Manager in those cases typically exceeded those being charged to the Fund. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Fund, but believed that less extensive services were being provided to such clients. The Board noted that, during its most recent fiscal year, the Fund ranked lower than the median of its comparable funds classified by Lipper with respect to both its contractual and actual management fee rates and with respect to its overall operating expenses. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other, comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the Manager and the Manager's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Manager's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Manager's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board noted that there was no evidence that the Fund's assets have reached a level where such economies are effectively available and that it will continue to review the availability of such economies of scale if the Fund's assets increase to a level where economies can effectively be realized.


Conclusion

After the independent directors deliberated in executive session, the entire Board including all of the independent directors, approved the renewal of the existing Management Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Officers and Directors/Trustees
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                                                                                            Fund Complex   Directorships
                      Position(s)   Length of                                               Overseen by    Held by
                      Held with     Time                                                    Director/      Director/
Name, Address & Age   Fund/Trust    Served    Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Interested Director/Trustee


Robert C. Doll, Jr.*  President     2005 to   President of MLIM/FAM-advised funds since     124 Funds      None
P.O. Box 9011         and           present   2005; President of MLIM and FAM since 2001;   163 Portfolios
Princeton,            Director/               Co-Head (Americas Region) thereof from 2000
NJ 08543-9011         Trustee                 to 2001 and Senior Vice President from 1999
Age: 50                                       to 2001; President and Director of Princeton
                                              Services, Inc. ("Princeton Services") since 2001;
                                              President of Princeton Administrators, L.P.
                                              ("Princeton Administrators") since 2001; Chief
                                              Investment Officer of Oppenheimer Funds, Inc.
                                              in 1999 and Executive Vice President thereof
                                              from 1991 to 1999.


* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton
  Administrators, L.P. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund/Trust President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Officers and Directors/Trustees (continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                                                                                            Fund Complex   Directorships
                      Position(s)   Length of                                               Overseen by    Held by
                      Held with     Time                                                    Director/      Director/
Name, Address & Age   Fund/Trust    Served    Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Independent Directors/Trustees*

Ronald W. Forbes      Director/     1998 to   Professor Emeritus of Finance, School of      48 Funds       None
P.O. Box 9095         Trustee       present   Business, State University of New York at     48 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant,
Age: 64                                       Urban Institute from 1995 to 1999.


Cynthia A. Montgomery Director/     1998 to   Professor, Harvard Business School since      48 Funds       Newell
P.O. Box 9095         Trustee       present   1989; Associate Professor, J.L. Kellogg       48 Portfolios  Rubbermaid, Inc.
Princeton,                                    Graduate School of Management, Northwestern                  (manufacturing)
NJ 08543-9095                                 University from 1985 to 1989; Associate
Age: 52                                       Professor, Graduate School of Business
                                              Administration, University of Michigan from
                                              1979 to 1985; Director, Harvard Business
                                              School of Publishing since 2005.


Jean Margo Reid       Director/     2004 to   Self-employed consultant since 2001;          48 Funds       None
P.O. Box 9095         Trustee       present   Counsel of Alliance Capital Management        48 Portfolios
Princeton,                                    (investment adviser) in 2000; General
NJ 08543-9095                                 Counsel, Director and Secretary of
Age: 59                                       Sanford C. Bernstein & Co., Inc. (investment
                                              adviser/broker-dealer) from 1997 to 2000;
                                              Secretary, Sanford C. Bernstein Fund, Inc.
                                              from 1994 to 2000; Director and Secretary
                                              of SCB, Inc. since 1998; Director and
                                              Secretary of SCB Partners, Inc. since 2000;
                                              Director of Covenant House from 2001 to 2004.


Roscoe S. Suddarth    Director/     2000 to   President, Middle East Institute from 1995    48 Funds       None
P.O. Box 9095         Trustee       present   to 2001; Foreign Service Officer, United      48 Portfolios
Princeton,                                    States Foreign Service from 1961 to 1995;
NJ 08543-9095                                 Career Minister, from 1989 to 1995; Deputy
Age: 69                                       Inspector General, U.S. Department of State
                                              from 1991 to 1994; U.S. Ambassador to The
                                              Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West       Director/     1998 to   Professor of Finance from 1984 to 1995,       48 Funds       Bowne & Co.,
P.O. Box 9095         Trustee       present   Dean from 1984 to 1993 and since 1995         48 Portfolios  Inc. (financial
Princeton,                                    Dean Emeritus of New York University Leonard                 printers);
NJ 08543-9095                                 N. Stern School of Business Administration.                  Vornado Realty
Age: 67                                                                                                    Trust (real estate
                                                                                                           company);
                                                                                                           Alexander's, Inc.
                                                                                                           (real estate
                                                                                                           company)


Edward D. Zinbarg     Director/     2000 to   Self-employed financial consultant since      48 Funds       None
P.O. Box 9095         Trustee       present   1994; Executive Vice President of The         48 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; former Director of
Age: 70                                       Prudential Reinsurance Company and former
                                              Trustee of the Prudential Foundation.


* Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Officers and Directors/Trustees (concluded)

                      Position(s)   Length of
                      Held with     Time
Name, Address & Age   Fund/Trust    Served    Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke       Vice          1998 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011         President     present   1999; Senior Vice President and Treasurer of Princeton Services since 1999
Princeton,            and           and       and Director since 2004; Vice President of FAMD since 1999; Vice President
NJ 08543-9011         Treasurer     1999 to   of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to
Age: 44                             present   2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


B. Daniel Evans       Vice          2002 to   Managing Director of MLIM since 2004; Director (Global Fixed Income) of MLIM
P.O. Box 9011         President     present   from 2000 to 2004; Vice President of MLIM from 1995 to 2000.
Princeton,
NJ 08543-9011
Age: 60


Jeffrey Hiller        Chief         2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011         Compliance    present   President and Chief Compliance Officer of MLIM (Americas Region) since 2004;
Princeton,            Officer                 Chief Compliance Officer of the IQ Funds since 2004; Global Director of
NJ 08543-9011                                 Compliance at Morgan Stanley Investment Management from 2002 to 2004;
Age: 53                                       Managing Director and Global Director of Compliance at Citigroup Asset
                                              Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                              Management in 2000; Chief Compliance Officer at Prudential Financial from
                                              1995 to 2000; Senior Counsel in the Commission's Division of Enforcement in
                                              Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino   Secretary     2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                       present   1999 to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM,
Princeton,                                    FAM, FAMD and Princeton Services since 2004.
NJ 08543-9011
Age: 45


* Officers of the Fund/Trust serve at the pleasure of the Board of Directors/Trustees.


Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2005, Terry K. Glenn, President and
Director/Trustee and Kevin A. Ryan, Director/Trustee of Merrill
Lynch U.S. High Yield Fund, Inc. and Master U.S. High Yield Trust retired. The Fund's and the Trust's Board of Directors/Trustees wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director/Trustee of the Fund and the Trust.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes,
           (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

   Merrill Lynch U.S. High Yield Fund, Inc.
   (a) Audit Fees -     Fiscal Year Ending March 31, 2005 - $6,500
                        Fiscal Year Ending March 31, 2004 - $10,700

   (b) Audit-Related Fees -
                        Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0

   (c) Tax Fees -       Fiscal Year Ending March 31, 2005 - $5,700
                        Fiscal Year Ending March 31, 2004 - $5,200

   The nature of the services include tax compliance, tax advice and tax planning.

   (d) All Other Fees - Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0


   Master U.S. High Yield Trust
   (a) Audit Fees -     Fiscal Year Ending March 31, 2005 - $42,000
                        Fiscal Year Ending March 31, 2004 - $39,700

   (b) Audit-Related Fees -
                        Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0

   (c) Tax Fees -       Fiscal Year Ending March 31, 2005 - $1,200
                        Fiscal Year Ending March 31, 2004 - $0

   The nature of the services include tax compliance, tax advice and tax planning.

   (d) All Other Fees - Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0

   (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

   (e)(2)  0%

   (f) Not Applicable

   (g) Fiscal Year Ending March 31, 2005 - $10,018,400
       Fiscal Year Ending March 31, 2004 - $16,708,160

   (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
   (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

   Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 -   Disclosure of Proxy Voting Policies and Procedures for
           Closed-End Management Investment Companies - Not
           Applicable

Item 8 -   Portfolio Managers of Closed-End Management Investment
           Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not
           Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not
           Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch U.S. High Yield Fund, Inc. and
Master U.S. High Yield Trust


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch U.S. High Yield Fund, Inc. and
       Master U.S. High Yield Trust


Date: May 23, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       --------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch U.S. High Yield Fund, Inc. and
       Master U.S. High Yield Trust


Date: May 23, 2005


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch U.S. High Yield Fund, Inc. and
       Master U.S. High Yield Trust


Date: May 23, 2005